                                                             OMB APPROVAL
                                                      --------------------------
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                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       MICHIGAN COMMUNITY BANCORP LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                       MICHIGAN COMMUNITY BANCORP LIMITED


                                 April 30, 2003




DEAR MICHIGAN COMMUNITY BANCORP SHAREHOLDER:


    You are cordially invited to attend our annual meeting of Shareholders. The date of our annual meeting this year is June 9, 2003. It will be held at our corporate office, which is located at 43850 Schoenherr Road, Sterling Heights, Michigan. The meeting will start at 9:30 a.m.

    The formal notice of the meeting follows on the next page. In addition to the items of business, we will also discuss the events of 2002 and answer any questions you may have about our corporation. Enclosed with this proxy statement is your voting card, a postage-paid envelope to return your voting card and our 2002 Annual Report.

    Your vote is important. Whether you are able to attend the meeting or not, please sign, date and return the enclosed voting card in the envelope provided. If you decide to attend the meeting and would like to vote in person, you may do so.

    I look forward to seeing you at the meeting.

                                     Sincerely,

                                     /s/ FRANK BLOWERS

                                     Frank Blowers
                                     President and Chief Operating Officer

                       MICHIGAN COMMUNITY BANCORP LIMITED
                              43850 SCHOENHERR ROAD
                        STERLING HEIGHTS, MICHIGAN 48313
                                 (586) 532-8000

  -----------------------------------------------------------------------------

                NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS

 -----------------------------------------------------------------------------



    The Annual Meeting of Shareholders of Michigan Community Bancorp Limited ("MCB" or the "Corporation") will be held on Monday, June 9, 2003 at 9:30 a.m., at the corporate office of MCB, which is located at 43850 Schoenherr Road, Sterling Heights, Michigan for the following purposes:

    1. To elect three directors to serve until the 2006 Annual Meeting of Shareholders.

    2. To ratify the appointment of Rehmann Robson as our independent accountants for the 2003 fiscal year; and

    3. To transact such business as may properly come before the meeting or any adjournment(s) thereof.

        Shareholders of record at the close of business on May 7, 2003 are entitled to notice of, and to vote at, the meeting, or any adjournment(s) thereof.



                                         By Order of the Board of Directors


                                         /s/ KATHLEEN M. GRIFFITH

                                         Kathleen M. Griffith
                                         Corporate Secretary



    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE ELECTION OF THE THREE DIRECTORS AND THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. PLEASE VOTE BY EXECUTING AND RETURNING PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND HELP TO AVOID ADDITIONAL SOLICITATION COSTS. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES.


STERLING HEIGHTS, MICHIGAN
APRIL 30, 2003

                                TABLE OF CONTENTS

                                                                                                         Page
         Information About Michigan Community Bancorp Limited ("MCB").............................        3
         Information About the Annual Meeting.....................................................        3
            Information About Attending the Annual Meeting........................................        3
            Information About this Proxy Statement................................................        3
            Information About Voting..............................................................        3
            Quorum Requirement....................................................................        4
            Information About Votes Necessary for Action to be Taken..............................        4
            Other Matters.........................................................................        4
         Election of Directors....................................................................        4
         Appointment of Independent Public Accountants............................................        5
            Audit Fees............................................................................        5
            Financial Information System Design and Implementation................................        5
            All Other Fees........................................................................        5
         Meetings and Committees of the Board.....................................................        6
            Audit Committee.......................................................................        6
            Compensation Committee................................................................        6
         Director Compensation....................................................................        6
         Audit Committee Report...................................................................        6
         Director and Executive Officer Ownership of Michigan Community Bancorp
            Common Stock..........................................................................        7
         Persons Owning More than Five Percent of Outstanding MCB Common Stock....................        8
         Executive Officers Who are Not Directors.................................................        8
         Executive Compensation...................................................................        8
            Report of the Compensation Committee on Executive Compensation........................        8
            Cash Compensation.....................................................................        8
            Equity Compensation...................................................................        9
            Chief Executive Officer's Compensation................................................        9
            Compensation Committee Interlocks and Insider Participation...........................        9
            Executive Compensation Table..........................................................        9
            Options Granted During 2002...........................................................        10
            Option Exercises and 2002 Year-End Values.............................................        10
            Equity Compensation Plan Information..................................................        10
         Transactions with Management.............................................................        11
         Other Information........................................................................        11
            Shareholder Proposals.................................................................        11
            Compliance with Section 16(a) of the Securities Exchange Act of 1934..................        11
         Performance Graph........................................................................        12

                                INFORMATION ABOUT
                       MICHIGAN COMMUNITY BANCORP LIMITED

    Michigan Community Bancorp Limited ("MCB") is a bank holding company, which owns and operates Lakeside Community Bank ("Lakeside") and North Oakland Community Bank ("North Oakland"). Lakeside Community Bank is a federally insured commercial bank, which provides banking services in Macomb County, Michigan. North Oakland Community Bank is a federally insured commercial bank, which provides banking services in Oakland County, Michigan. Combined, MCB, Lakeside and North Oakland currently employ 25 people. Our headquarters is located at 43850 Schoenherr Road, Sterling Heights, Michigan 48313. Our telephone number is
(586) 532-8000.


                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

    Our Annual Meeting will be held Monday, June 9, 2003 at 9:30 a.m. at our corporate office, which is located at 43850 Schoenherr Road, Sterling Heights, Michigan 48313. If you would like to attend the Annual Meeting please bring your admission ticket with you. Your admission ticket is included with this proxy statement and is attached to the proxy card. Simply detach the proxy card from your ticket, mark, sign, date and mail your proxy card in the enclosed envelope and bring your admission ticket to the meeting. If you want to attend the meeting, but your shares are held in the name of a broker or other nominee, please send a written request for an admission ticket to the attention of our Corporate Secretary, Kathleen M. Griffith, and include in your request an account statement or letter from the nominee indicating that you were the beneficial owner of the shares at the close of business on May 7, 2003.

INFORMATION ABOUT THIS PROXY STATEMENT

    You are receiving this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement contains the information we are required to provide to you under the rules of the Securities and Exchange Commission. It is designed to assist you in voting your shares. During the week beginning May 16, 2003, we will begin mailing these proxy materials to all shareholders of record as of the close of business on May 7, 2003.

   The costs of this Proxy Solicitation will be paid by the corporation.
Proxies may be solicited by personnel of the company in person, by telephone or through other forms of communication. Company personnel who participate in this solicitation will not receive any additional compensation for such solicitation.

INFORMATION ABOUT VOTING

    You can vote on the matters to be presented at the Annual Meeting in two ways:

    - By Proxy -- You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some or none of the nominees for director. IF YOU DO NOT INDICATE INSTRUCTIONS ON THE PROXY CARD, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR.

    - In Person -- You may cast your vote in person when you attend the Annual Meeting.

    You may revoke your proxy at any time before it is exercised at the Annual Meeting by sending a written notice of revocation to our President and Chief Operations Officer, Frank D. Blowers, by providing a later dated proxy, or by voting in person at the meeting.

    Each share of Michigan Community Bancorp Limited common stock as of the close of business on the record date of May 7, 2003 is entitled to one vote. As of April 25, 2003, there were 1,184,843 shares of common stock outstanding.

QUORUM REQUIREMENT

    To hold a valid meeting, a quorum of shareholders is necessary. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to vote on the other matter.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

    Three directors will be elected at the meeting. In the event a quorum exists, each director must receive a plurality of the votes cast at the meeting. Other action requires an affirmative vote of the majority of the votes cast on the matter. Broker non-votes will have no effect on the result of the vote on the items to be presented at the meeting.


OTHER MATTERS

    The Board of Directors does not know of any other matter to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. Generally, under MCB's bylaws, no business other than the items discussed in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such a matter in their discretion.


                              ELECTION OF DIRECTORS

    Our Board of Directors is divided into classes and as a result, the terms of the directors are staggered. Each class of directors serves a three-year term. This year the terms of our Class III directors end. Each of the Class III directors have been nominated to be elected to a new three year term that would expire in 2006. Each elected director will serve until the end of his term and the election of a qualified successor. Messrs. Davison, Hernandez and Sumner are Class III directors and if elected will serve a new three-year term. Earlier in 2002, the Board accepted the resignation of David A. McKinnon from the Board. In February 2003, the Board accepted the resignation of Paul E. Baltzer, John W. Melstrom and David F. Shellenbarger.

    If any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

    The following information is furnished with respect to all of our directors. The ages of the directors are as of December 31, 2002.

    Frank D. Blowers, 55. Mr. Blowers has been the President and Chief Operating Officer of Michigan Community Bancorp Limited since February 2002. He has also served as the President and Chief Executive Officer of North Oakland Community Bank since April 2001 and President and Chief Executive Officer of Lakeside Community Bank from its inception until April 2001 and again since February 2002. Prior to joining Lakeside, from 1991 to 1997 Mr. Blowers was a Senior Vice President for First of America Bank, N.A. and was responsible for product sales for a region with branches that held approximately $750 million in assets. Mr. Blowers has over 30 years of banking experience and previously served as Senior Vice President for Security Bank, St. Clair Shores, Michigan. Term expires 2005.

    Gary Davison, 50. Since 1988 Mr. Davison has been a partner with the certified public accounting firm of Davison and Associates. NOMINEE.

    Phillip T. Hernandez, 54. Since 1999 Mr. Hernandez has been a self-employed consultant. From 1991 until 1999 Mr. Hernandez served as President of the Efficient Sanitation Division of Waste Management of Michigan, Inc., Clinton Township, Michigan, an environmental waste service company. NOMINEE.

    Joseph S. Lentine, 44. Since 1984, Mr. Lentine has served as Vice President of Marketing and Office Administration for Golden Dental Plans, Inc., Warren, Michigan, a state-licensed dental care delivery system company. In addition, since 1979, Mr. Lentine has served as President of LeCom, Inc., Warren, Michigan, a communications contracting firm. Term expires 2004.

    Frederick Maibauer, MD, 60. Dr. Maibauer has served as President of Rochester Hills Orthopaedics in Rochester, Michigan. Term expires 2004.

    Robert R. Peleman, MD, 45. Since 1987, Dr. Peleman has been employed as an anesthesiologist with Macomb Anesthesia P.C., Mt. Clemens, Michigan, and as head of the anesthesiology department at St. Joseph's Hospital in Mt. Clemens, Michigan. Term expires 2005.

    Russell M. Shelton, 54. Since 1967, Mr. Shelton has been Chief Executive Officer and President of Shelton Pontiac-Buick, Inc., an automobile dealership located in Rochester Hills, Michigan. Term expires 2005.

    J. William Sumner, 59. Has been Chairman of the Board of Directors and Chief Executive Officer of Michigan Community Bancorp Limited since February 2002. Since 1989, Mr. Sumner has been President of Health Management Systems located in Eastpointe, Michigan. Health Management Systems provide employee health care administration and behavioral health programs to various businesses nationwide. Mr. Sumner is also a member of the Employee Assistance Professionals Association and the St. John Hospital Men's Guild. NOMINEE.

     Jeff Tamaroff, 48. Since 1983 Mr. Tamaroff has served as President of Jeffrey Buick-Nissan, Tamaroff Dodge and Tamaroff Buick, automobile dealerships in Southfield and Roseville, Michigan. Term expires 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    Upon the recommendation of the Audit Committee, the Board of Directors has appointed Rehmann Robson to serve as independent public accountants of Michigan Community Bancorp for its fiscal year ending December 31, 2003. The Board seeks to have the shareholders ratify the appointment of Rehmann Robson. Rehmann Robson has served as the independent public accountants of Michigan Community Bancorp Limited since December 5, 2002.

    On October 8, 2002, the Corporation was notified by Plante & Moran, LLP of its decision to resign as the Corporation's independent public accountants. Plante & Moran has not included, in either of the past two years, an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles, with respect to financial statements of the Corporation. During the two most recent fiscal years of the Corporation ended December 31, 2001, and the subsequent interim periods through October 8, 2002, there were no disagreements between the Company and Plante & Moran, LLP on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to Plante & Moran's satisfaction would have caused Plante & Moran to make reference to the subject matter of the disagreement in connection with its reports.

AUDIT FEES

    During 2002, aggregate fees billed or to be billed for professional services rendered by Rehmann Robson for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2002 and the review of financial statements included in the quarterly form 10-Q's filed with the SEC for that fiscal year were approximately $50,000.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION

    No professional services were rendered by Rehmann Robson for the year ended December 31, 2002, with respect to, directly or indirectly, operating or supervising the operations of, the Company's information systems or managing the Company's local area network or designing or implementing hardware or software that aggregates source data underlying the financial statements or generates information that is significant to the company's financial statements taken as a whole.

ALL OTHER FEES

    The aggregate fees billed for services rendered by Rehmann Robson for services not covered under the two preceding captions were $9,000. These fees were for services related to information systems risk assessment and network review.

    The Company's Audit and Compliance Committee has concluded that the provision of services covered under the Caption "All Other Fees" is compatible with Rehmann Robson maintaining its independence.

    Plante Moran served as the independent public accountants of Michigan Community Bancorp Limited since its inception in January 1998 until October 8, 2002. During 2002, MCB paid Plante & Moran approximately $26,000 for audit fees and $10,000 for all other fees.

                      MEETINGS AND COMMITTEES OF THE BOARD

    The Board of Directors met 15 times during 2002. The Board of Directors of the Corporation has also established audit and compensation committees. The Audit Committee met twice during 2002 and the Compensation Committee did not meet during 2002. All of the Directors attended in excess of 75% of the aggregate of the total number of meetings of the Board of Directors of the Corporation and the total number of meetings held by all Committees of the Board of Directors of the Corporation on which they served during 2002.

AUDIT COMMITTEE

    The Audit Committee is responsible for reviewing with management the financial controls, accounting, audit and reporting activities. The Audit Committee reviews the qualifications of the independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit and reviews non-audit services provided by the independent auditors. The Audit Committee is also responsible for reviewing any transactions between Michigan Community Bancorp and its directors, officers, or significant shareholders. The members of the Audit Committee are Messrs. Davison, Hernandez, Lentine and Tamaroff.


COMPENSATION COMMITTEE

    The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Corporation, including bonuses. The Compensation Committee also administers the Corporation's 1998 Employee Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan. The members of the Compensation Committee are Messrs. Peleman, Shelton, and Tamaroff.


                              DIRECTOR COMPENSATION

    Directors who are not employees or consultants of Michigan Community Bancorp are not currently paid for serving on the Board of Directors and its committees.

    Directors are eligible to participate in the 1998 Non-Employee Stock Option Plan. No options were granted to directors in 2002.



                             AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is comprised of four independent directors and operates under a written charter. The Committee is appointed by the Board to assist the Board in its oversight function of monitoring, among other things, the Corporation's financial reporting process and the independence and performance of the Corporation's independent auditors. It is the responsibility of management of the Corporation to prepare financial statements in accordance with generally accepted accounting principles and of the Corporation's independent auditors to audit those financial statements.

    Throughout the year, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

    In addition, the Committee has discussed with the independent auditors, the auditor's independence from the Corporation and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Further, the Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

    Further, the Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

    Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

    Each member of the Audit Committee is independent as defined under the listing standards of the Nasdaq National Market.

                                                       AUDIT COMMITTEE
                                                       Gary Davison, Chairman
                                                       Philip T. Hernandez
                                                       Joseph Lentine
                                                       Jeff Tamaroff


                    DIRECTOR AND EXECUTIVE OFFICER OWNERSHIP
                   OF MICHIGAN COMMUNITY BANCORP COMMON STOCK

    This table indicates how much common stock the executive officers and directors beneficially owned as of April 25, 2003. In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote, or the power to transfer, and stock options exercisable currently or become exercisable within 60 days. Except as otherwise noted, the persons named in the table below have sole investment power with respect to all shares shown as beneficially owned by them.


                                                                                         PERCENT OF
                              SHARES OF COMMON STOCK           OPTIONS EXERCISABLE      OUTSTANDING
NAME                          BENEFICIALLY OWNED (1)             WITHIN 60 DAYS           SHARES(1)
------------------------------------------------------------------------------------------------------
Frank Blowers                         38,005                            4,025                3.2%
Gary Davison                           9,395                            1,449                0.8%
Phillip T. Hernandez                  12,344                            4,615                1.0%
Joseph S. Lentine                     27,940                            4,615                2.4%
Frederick Maibauer                     7,661                            1,449                0.6%
Robert P. Peleman                     40,791                            4,615                3.4%
Russell M. Shelton                    13,059                            4,615                1.1%
William Sumner                        35,899                            4,615                3.0%
Jeff Tamaroff                          9,449                            1,449                0.01
                              -------------------------------------------
Directors and Executive Officers
    as a group (9 people)            194,543                           31,447               16.4%
                              ===========================================

(1) Includes Options Exercisable

                      PERSONS OWNING MORE THAN FIVE PERCENT
                         OF OUTSTANDING MCB COMMON STOCK


    The following shareholders are known to us, based on the shareholders list, as of April 25, 2003, to hold more than five percent of our outstanding Common
Stock:

                  Vincent DiLorenzo                           111,112 Shares         9.38%
                  978 Knob Creek Drive
                  Rochester, MI  48306

                  Angela Tinervia                             111,112 Shares         9.38%
                  13991 Grouse Lane
                  Shelby Township, MI  48315


                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


    David J. Celeskey, 46. Mr. Celeskey has served as Senior Vice President, Senior Lender of Lakeside Community Bank and North Oakland Community Bank since December 2000. He served as Senior Vice President, Senior Lender of Lakeside Community from December 1999 to December 2000. He previously served as Senior Vice President, Group Leader for Huntington National Bank from 1994 to 1999.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The MCB compensation committee is comprised of three directors who are not employees of the Corporation. The Compensation Committee is responsible for the approval and administration of compensation programs for MCB's executive officers. MCB's compensation policies for executive officers are intended to:

    - provide competitive compensation packages in order to attract and retain superior executive talent;

    - link a significant portion of an executive's overall compensation to financial results as reflected in the value returned to shareholders; and

    - provide long-term equity compensation to align the interests of executive officers with those of shareholders and reward successful performance.

CASH COMPENSATION

    Cash compensation for MCB executive officers is based primarily on an analysis of competitive executive compensation. The Compensation Committee relies upon general business compensation surveys and local market conditions to determine appropriate compensation ranges.

    MCB's policy is to pay its executive officers at the competitive averages for comparable positions. Compensation levels for individual executive officers may be greater or less than competitive averages, depending upon a subjective assessment of individual factors such as the executive's position, skills, achievements, tenure and other historical factors.


EQUITY COMPENSATION

    MCB provides equity compensation to its executive officers principally through its 1998 Employee Stock Option Plan. Option awards under the 1998 Employee Stock Option Plan are determined based upon the achievement of various predetermined goals of MCB relating to budgeted financial performance or the achievement of operating targets and goals. Generally, awards under the 1998 Employee Stock Option Plan vest over a three-year period to ensure that the decisions of the executive officer are made in consideration of the long-term best interests and continued financial and operational growth and achievement of MCB.


CHIEF EXECUTIVE OFFICER'S COMPENSATION

    Mr. Sumner was not compensated for the year ended December 31, 2002.


                                                    COMPENSATION COMMITTEE
                                                    Robert P. Peleman
                                                    Russell M. Shelton
                                                    Jeff Tamaroff

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 2002, the Corporation had no compensation committee interlocks.


EXECUTIVE COMPENSATION TABLE

    The table below shows the total compensation paid to J. William Sumner, Chief Executive Officer and the total compensation paid to other executive officers of the Corporation or the Banks that had total compensation in excess of $100,000 during 2002.


                                                                               LONG-TERM
                                                                               COMPENSATION AWARDS
                                        FISCAL                                 SECURITIES UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR          SALARY      BONUS        OPTIONS (#)               COMPENSATION (1)
-------------------------------------------------------------------------------------------------------------------------
J. William Sumner                       2002             -           -             -                      $   5,000

Frank Blowers                           2002       $  147,078    $   -            300                     $   6,225
President, Chief Operating              2001          147,078        -             -                          6,225
Officer                                 2000          116,774        -          4,000                         6,225

David Celeskey                          2002       $  102,402    $   -            300                     $   6,000
Senior Vice President,                  2001          102,402        -             -                          6,000
Commercial Lending                      2000           85,998     10,500           -                          6,000




------------------------------

    (1) Other compensation is automobile allowance payments during the year
2002.



OPTIONS GRANTED DURING 2002

    Options were granted to the listed Executive Officers during the year 2002.

                                                           PERCENT OF TOTAL
                            NUMBER OF SECURITIES           OPTIONS GRANTED
                             UNDERLYING OPTIONS            TO EMPLOYEES IN                     EXPIRATION
     NAME                        GRANTED(1)                  FISCAL YEAR      EXERCISE PRICE     DATE
---------------------------------------------------------------------------------------------------------
J. William Sumner                  0                            N/A               N/A             N/A
Frank Blowers                     300                          3.12%              3.80          1/1/12
Dave Celeskey                     300                          3.12%              3.80          1/1/12

--------------
(1) Options are exercisable as follows: 75% on grant date, 90% on the first anniversary, 95% on the second anniversary, and 100% on the third anniversary.

OPTION EXERCISES AND 2002 YEAR-END VALUES

    No options were exercised by the listed Executive Officers during the year 2002.


                                                     NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED              IN-THE-MONEY
                        SHARES                        OPTIONS/SAR'S AT                OPTIONS/SAR'S AT
                       ACQUIRED        VALUE             FY - END (#)                   FY - END (#) (1)
     NAME            ON EXERCISE      REALIZED     EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
------------------------------------------------------------------------------------------------------------
J. William Sumner        0              $  -              4615/243                        $ 0 / 0

Frank Blowers            0              $  -              4025/275                        $ 0 / 0

David Celeskey           0              $  -               225/75                         $ 0 / 0


(1) No options were In-the-Money as of December 31, 2002.


EQUITY COMPENSATION PLAN INFORMATION



       PLAN CATEGORY          NUMBER OF SECURITIES          WEIGHTED-AVERAGE           NUMBER OF SECURITIES
                               TO BE ISSUED UPON            EXERCISE PRICE OF         REMAINING AVAILABLE FOR
                                  EXERCISE OF             OUTSTANDING OPTIONS,         FUTURE ISSUANCE UNDER
                              OUTSTANDING OPTIONS,        WARRANTS AND RIGHTS.       EQUITY COMPENSATION PLANS
                              WARRANTS AND RIGHTS                                      (EXCLUDING SECURITIES
                                 AS OF 12/31/02.                                      REFLECTED IN COLUMN (A))
--------------------------------------------------------------------------------------------------------------
                                        (a)                        (b)                          (c)
--------------------------------------------------------------------------------------------------------------
 Equity compensation
  plans approved by
  security holders                    57,639                 $   6.34                         44,361


    The corporation has two common stock-based compensation plan. Under the 1998 Employee Stock Compensation Plan (the "Employee Plan"), the Corporation can grant options to key employees for the purchase of up to 29,000 shares of common stock. Under the 1998 Nonemployee Director Plan (the "Nonemployee Plan"), the Corporation can grant options for the purchase of up to 73,000 shares of common stock. Under both plans, there is a minimum vesting period of between one to three years before the options can be exercised, and all options expire 10 years after the date of their grant.

    The Corporation also sold a limited number of warrants in connection with its rights offering in August 2001.

                          TRANSACTIONS WITH MANAGEMENT

    During 2002, in the regular course of business, Lakeside and North Oakland made various loans to certain members of MCB's Board of Directors. In the opinion of management, such loans were on terms and conditions that were no more favorable than the terms and conditions of loans provided to other customers of Lakeside or North Oakland and did not involve more than the normal risk of collectibility.

                                OTHER INFORMATION


SHAREHOLDER PROPOSALS

    Shareholders of MCB that want to present a proposal to be considered at the 2004 annual meeting should send the proposal to Kathleen M. Griffith, Corporate Secretary of MCB at 43850 Schoenherr Road, Sterling Heights, MI 48313 by registered, certified or express mail. Proposals must be received prior to December 31, 2003.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers, directors and persons who own more than 10% of the Corporation's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require us to identify anyone who filed a required report late during 2002. Based solely on review of reports furnished to us and written representations that no other reports were required during 2002, all Section 16(a) filing requirements were met.


                                PERFORMANCE GRAPH

                        [TOTAL RETURN PERFORMANCE GRAPH]


                                                                          PERIOD ENDING
                                                 ----------------------------------------------------------------------
INDEX                                            12/04/98    12/31/98    12/31/99    12/31/00     12/31/01    12/31/02
-----------------------------------------------------------------------------------------------------------------------
Michigan Community Bancorp Limited               100.00       100.00       60.34       38.79        26.21       28.28
S&P 500                                          100.00       104.55      126.56      115.03       101.37       78.85
SNL <$250M Bank Index                            100.00        98.84       86.79       85.93       107.14      131.65

MICHIGAN COMMUNITY BANCORP LIMITED
C/O CORPORATE TRUST SERVICES
MAIL DROP 10AT66--4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45202


                                  NAME APPEARS









                              FOLD AND DETACH HERE

         PLEASE MARK, FILL IN DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.




                                    __________________________ Date ____________
                                        Signature


                                    __________________________ Date ____________
                                        Signature

                                    Note: Please sign name exactly as your name
                                    appears on the Stock Certificate. When
NAME APPEARS                        signing as attorney, executor,
                                    administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.

[Telephone Icon]
              R.S. ROWE & COMPANY, INC.; JOB NO. 11764; PROOF OF 4-29-03
     (781) 849-9700; (212) 926-2444; (800) 324-6202; FAX NO. (781) 849-9740
                      EMAIL ADDRESS: RSROWE@INTERSERV.COM

                            PM6\5TH-3RD\MICHIGAN-PRX





                                ADMISSION TICKET

                       Michigan Community Bancorp Limited

                         ANNUAL MEETING OF SHAREHOLDERS

                         Monday, June 9, 2003 at 9:30 AM

                              43850 Schoenherr Road
                           Sterling Heights, MI 48313



         This ticket admits the named Shareholder(s) and one guest. Photocopies will not be accepted. You may be asked for identification at the time of admission.











                       MICHIGAN COMMUNITY BANCORP LIMITED
                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned shareholder of Michigan Community Bancorp Limited appoints Frank
D. Blowers or Kathleen M. Griffith, or either of them, proxies for the undersigned, with full power of substitution, to vote the common stock of the Company which the undersigned would be entitled to vote as of the close of business on May 7, 2003 at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate office located at 43850 Schoenherr Road, Sterling Heights, Michigan on Monday, June 9, 2003 at 9:30 A.M. Eastern Daylight Saving Time and at any adjournment(s) thereof.

[X]  Please mark your votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF MANAGEMENT'S THREE NOMINEES AS DIRECTORS AND FOR THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

1. Election of Directors:

      FOR ALL NOMINEES         [ ]             WITHHOLD AUTHORITY         [ ]
      (except as noted below)                  to vote for all nominees


Nominees: 01--Gary Davison, 02--Phillip T. Hernandez, 03--J. William Sumner

For, except vote withheld from the following nominee(s): _______________________

________________________________________________________________________________


2. Ratification of the appointment of Rehmann Robson as the Company's independent accountants for the year ending December 31, 2003

           FOR [ ]                AGAINST [ ]                 ABSTAIN [ ]

 The Undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)